SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     --------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): June 6, 2003

                           BROWN-FORMAN CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



       Delaware                 1-123               61-0143150
       --------                 -----               ----------

    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)            Identification
    incorporation)                                    Number)



                  850 Dixie Highway, Louisville, Kentucky 40210
                  ---------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (502) 774-7631
                 ----------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS
          ------------

      On June 6, 2003 Brown-Forman Corporation announced that it is extending until 5:00 p.m. (ET), on June 10, 2003, the expiration date of its offer to exchange $250 million of its 2-1/8% senior notes due 2006 and $350 million of its 3% senior notes due 2008. These notes have been registered under the Securities Act of 1933. All other terms of the exchange offer remain unchanged.

      The terms and conditions of the exchange offer are set forth in an April 30, 2003 prospectus and its accompanying letter of transmittal. Except for the extension of the period of the offer, all terms of the exchange offer remain unchanged

      A copy of the press release of June 6, 2003, regarding the extension of the exchange offer, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(a)             Financial statements of businesses acquired.

                        -     Not Applicable

(b)             Pro forma financial information.

                        -     Not Applicable

(c)             Exhibits.

                99.1  Press release, dated June 6, 2003.





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


                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    BROWN-FORMAN CORPORATION


                                    By:   /s/ Michael B. Crutcher
                                          -----------------------
                                    Name:  Michael B. Crutcher
                                    Title: Senior Vice President, General
                                           Counsel and Secretary

Date:  June 6, 2003



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





                                  EXHIBIT INDEX

99.1        Press release, dated June 6, 2003